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                                                                  EXHIBIT 10.33





                                 RIDGEVIEW INC.



                           1996 STOCK OPTION PLAN FOR
                               OUTSIDE DIRECTORS







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                                RIDGEVIEW, INC.

                             1996 STOCK OPTION PLAN
                             FOR OUTSIDE DIRECTORS


                               TABLE OF CONTENTS


     Section                                                       Page
     -------                                                       ----

       1                Purpose                                      1

       2                Definitions                                  1

       3                Administration                               4

       4                Amount of Stock                              4

       5                Eligibility                                  5

       6                Terms and Conditions of Options              5

       7                Effect of Certain Transactions               7

       8                Terminating Events                           8

       9                Amendment of Plan                            8

       10               Termination                                  8

       11               Miscellaneous Provisions                     9

       12               Effectiveness of Plan                       10







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                                RIDGEVIEW, INC.

                             1996 STOCK OPTION PLAN
                             FOR OUTSIDE DIRECTORS


     Ridgeview, Inc. does hereby establish the Ridgeview, Inc. 1996 Stock Option Plan for Outside Directors subject to the following provisions:

     SECTION 1. PURPOSE. The purpose of the Plan is to secure for the Company and its shareholders the benefits of the incentive inherent in increased Common Stock ownership by the Outside Directors of the Company.

     SECTION 2. DEFINITIONS. For the purpose of this Plan as well as for any Option Agreement, unless the context clearly requires otherwise, the following words shall have the meanings indicated:

           (a) "BOARD" shall mean the Board of Directors of the Company as it may be comprised from time to time.

           (b) "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time, or any successor statutes, and applicable regulations.

           (c) "COMMITTEE" shall mean the committee appointed by the Board of the Company to administer this Plan, if one is appointed. The Committee shall consist of members of the Board and have not less than two (2) persons. A member of the Committee must satisfy Rule 16b-3 with respect to grants to executive officers and directors. Unless and until otherwise appointed, the Committee shall be the Board, exclusive of the Outside Directors participating or eligible to participate hereunder.

           (d) "COMMON STOCK" shall mean the common stock of the Company, subject to the right of the Company to change the authorized number of shares of such class and to provide no par or a change in par value for such stock.

           (e) "COMPANY" shall mean Ridgeview, Inc., a North Carolina corporation, and any successor corporation.

           (f) "EFFECTIVE DATE" means the date, following adoption of the Plan by the Board, on which the Company first has a class of shares registered under Section 12 of the Securities Exchange Act of 1934, as amended (15 U.S.C. Section 781).


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           (g) "EMPLOYEE" means any individual who is a common law employee of the Company or any Subsidiary, whether or not he is a director of the Company or a Subsidiary.

           (h) "FAIR MARKET VALUE" in reference to the Common Stock of the Company means as of a given date

                 (i) the closing price of a share of Common Stock on the National Market System or national securities exchange on which the Common Stock is then trading as of the day immediately prior to such date, or if Common Stock was not traded on that day, then on the next preceding trading day during which a sale occurred; or

                 (ii) if the Common Stock is not traded on the National Market System or listed on a national securities exchange, the mean between the bid and asked prices per share last reported by the National Association of Securities Dealers, Inc., for the over-the-counter market on the day immediately prior to such date, or in the absence of any bid and asked prices on that day, the mean of the bid and asked prices per share of such Stock quoted on the next preceding day for which there were such quotations; or

                 (iii) if the Common Stock is not traded on the National Market System or listed on a national securities exchange, and quotations for the Stock are not reported by the National Association of Securities Dealers, Inc., the fair market value determined by the Committee on the day immediately preceding such date on the basis of available prices for the Stock or in such manner as the Committee shall agree.

      The Committee shall determine the Fair Market Value of any security that is not publicly traded, using such criteria as it shall determine, in its sole discretion, to be appropriate for such valuation.

           (i) "OPTION" shall mean a non-qualified stock option to which section 422 of the Code does not apply, which shall be granted by the Company to Optionees pursuant to the terms of this Plan.

           (j) "OPTION AGREEMENT" shall mean the written instrument executed by the Company and the Optionee which sets forth the terms of the Option pursuant to which Common Stock may be issued to the Optionee, upon the satisfaction of any conditions stated therein.

           (k) "OPTIONEE" shall mean an Outside Director who has been granted an Option pursuant to the terms of this Plan.


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           (l) "OPTION STOCK" shall mean shares of Common Stock issued to an
      Optionee upon the exercise of an Option granted under the Plan.

           (m) "OUTSIDE DIRECTOR" shall mean any member of the Board who is not an Employee or officer of the Company or any Subsidiary and who is considered independent under Schedule G of the by-laws of the National Association of Securities Dealers, Inc.

           (n) "PLAN" shall mean the Ridgeview, Inc. 1996 Stock Option Plan for Outside Directors, as amended from time to time in accordance herewith.

           (o) "RULE 16B-3" means Rule 16b-3 as promulgated by the Securities and Exchange commission on May 31, 1996, effective August 15, 1996, or as such regulation or successor regulation shall be hereafter amended.

           (p) "SECTION 16" means section 16 of the Securities Exchange Act of 1934 or any successor regulation and the rules promulgated thereunder as they may be amended from time to time.

           (q) "SUBSIDIARY" is any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company in which each of the corporations owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in that chain.

          (r) "TERMINATING EVENT" means the earliest date on which any one of the following events shall occur:

              (i) an individual, entity, or group (other than lineal descendants of Joseph Albert Gaither, the founder of the Company, or entities controlled by his lineal descendants) shall acquire after the Effective Date, otherwise than directly from the Company, beneficial ownership of 25% or more of the outstanding common stock or voting power of the Company, provided that no such individual, entity or group shall be deemed to beneficially own any securities held by:

                     (A)  the Company or any Subsidiary, or

                     (B) any employee benefit plan of the Company or any Subsidiary;

              (ii) the Company shall be merged into another corporation and shall not be the surviving corporation or shall be consolidated with another corporation;


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                 (iii) the Company shall sell substantially all of its assets to another corporation which is not a wholly-owned subsidiary; or

                 (iv) the persons who were directors of the Company on the date 30 days after the Effective Date, together with those who subsequently became directors of the Company and whose election, or nomination for election by the Company's shareholders, was approved by the vote of at least a majority of the directors of the Company who were directors of the Company on the date 30 days after the Effective Date, or directors whose nomination or election was approved as provided above (the "CONTINUING DIRECTORS"), shall cease to constitute a majority of the Board or of its successor by merger, consolidation or sale of assets.

                 However, a majority of the Continuing Directors may approve any event described in Section 2(s)(i), (ii), or (iii) and determine that, for purposes of this Plan, a Terminating Event has not occurred.

           (s) "TERM-YEAR" means (i), with respect to an initial Option under
      Section 6, that period from the grant of the Option to the next Annual Meeting of shareholders of the Company (other than an Annual Meeting at which the Outside Director is first elected or appointed) and (ii), for all other purposes, that period (other than the period described in (i) with respect to an initial Option) from one Annual Meeting of shareholders of the Company to the subsequent Annual Meeting of shareholders for the Company.

      SECTION 3. ADMINISTRATION. The Plan shall be administered by the Committee. The Committee shall have all the powers vested in it by the terms of the Plan, such powers to include authority (within the limitations described herein) to prescribe the form of the Option Agreement embodying awards of Options made under the Plan. The Committee shall, subject to the provisions of the Plan, have the power to construe the Plan, to determine all questions arising thereunder and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. Any decision of the Committee in the administration of the Plan, as described herein, shall be final and conclusive. The Committee may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their number or the Secretary or any other officer of the Company to execute and deliver documents on behalf of the Committee. No member of the Committee shall be liable for anything done or omitted to be done by such member or by any other member of the Board in connection with the Plan, except for such member's own willful misconduct or as expressly provided by statute. If the Board shall not have appointed a Committee to administer the Plan, the Board shall have the responsibilities appointed to the Committee herein.

      SECTION 4. AMOUNT OF STOCK. The stock which may be issued and sold under the Plan will be Common Stock, of a total number not exceeding 15,000 shares, subject to adjustment as provided in Section 7. The stock to be issued may be either authorized and unissued shares or issued shares acquired by the Company or any Subsidiary. In the event that

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Options granted under the Plan shall terminate or expire without being exercised in whole or in part, new Options may be granted covering the shares not purchased under such lapsed Options.

     SECTION 5. ELIGIBILITY. Each Outside Director shall receive an Option or Options in accordance with Section 6 on or after the Effective Date. The adoption of this Plan shall not give any director any right to be granted an option to purchase Common Stock of the Company beyond the rights expressly set forth herein.

     SECTION 6. TERMS AND CONDITIONS OF OPTIONS.   On or after the Effective
Date, the Committee shall commence to grant Options hereunder. Each Option granted under the Plan shall be evidenced by an Option Agreement in such form as the Committee shall prescribe from time to time in accordance with the Plan. Each Option shall comply with and be subject to the following terms and conditions:

           (a) Each Outside Director serving as such as of the Effective Date shall automatically receive an Option for five hundred (500) shares of Common Stock.

           (b) An Outside Director not referred to in (a), as of the date of his first election or appointment as a director of the Company, shall automatically receive an Option for five hundred (500) shares of Common Stock.

           (c) Each year, as of the date of the Annual Meeting of shareholders of the Company, each Outside Director described in (a) or (b) who has been re-elected as a director of the Company or who is continuing as a director of the Company as of the adjournment of the Annual Meeting (other than an Annual Meeting at which the director is first elected or appointed as a director) shall automatically receive an additional Option for five hundred (500) shares of Common Stock.

           (d) The Option exercise price shall be the Fair Market Value of the shares subject to such Option on the date the Option is granted.

           (e) Each Option shall not be transferable by the Optionee otherwise than by will or the laws of descent and distribution, and shall be exercisable during his lifetime only by him unless (i) the terms of the Option, as prescribed by the Committee, specifically permit transfer thereof and (ii) such transfer is not prohibited by law or applicable regulation.

           (f) Each Option or part of that Option shall become vested and exercisable in accordance with this schedule:

                (i) one-third (1/3) on or after expiration of one Term-Year from the date of grant of the Option;


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                 (ii)   one third (1/3) on or after expiration of two Term-Years
            from the date of grant of the Option; and

                 (iii) one-third (1/3) on or after expiration of three Term-years from the date of grant of the Option.

           The Optionee may cumulate each installment and exercise the same, in whole or in part, after it vests and becomes exercisable, at any time prior to expiration of the term of the Option.

           (g)   No Option or any part of an Option small be exercisable:

           (i)   for a period of six (6) months following the date of the grant;

                 (ii) after expiration of ten (10) years from the date the Option was granted;

                  (iii) unless written notice of the exercise is delivered to the Company specifying the number of shares to be purchased accompanied by payment in full for the shares of Common Stock being acquired thereunder; such payment shall be made

                       (A) in United States dollars by registered check or bank draft, or

                       (B) at the discretion of the Committee (which may be expressed in the Option Agreement), by tendering to the Company Common Stock shares owned by the person exercising the Option and having a Fair Market Value as of the date of exercise equal to the cash exercise price applicable to such Option, or through a combination of United States dollars and Common Stock shares as aforesaid, or through other means as the Committee determines are consistent with the Plan's purpose and applicable law, but no fractional shares of Common Stock will be issued or accepted; or

                       (C) at the discretion of the Committee (which may be expressed in the Option Agreement), by delivery to the Company or its designated agent of an irrevocable written notice of exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares of Common Stock and deliver the sale or margin loan proceeds directly to the Company to pay the exercise price.

           (h) At the time of exercise of an Option the person exercising the Option must have been, at all times during the period beginning with the date of grant of the

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      Option and ending on the date of such exercise, an Outside Director of the Company with these exceptions:

                 (i) With respect to an Optionee who ceases to be an Outside Director for any reason other than death, while holding an Option that has not expired and has not been fully exercised, the Optionee or his transferee may, at any time after the date he ceases to be such an Outside Director (but in no event after the Option has expired under the provisions of Section 6(g)(ii)), exercise the Option with respect to any Common Stock shares as to which such person has not exercised the Option on the date the person ceased to be such an Outside Director.

                 (ii) With respect to an Optionee who ceases to be an Outside
            Director by reason of death while holding an Option that has not expired and has not been fully exercised, the executors, administrators, heirs, distributees, or transferee, as the case may be, may, at any time within one year after the date the Optionee died (but in no event after the Option has expired under the provisions of Section 6(g)(ii)), exercise the Option with respect to any shares of Common Stock as to which the Optionee has not exercised the Option on the date the Optionee died.

                 (iii) With respect to an Optionee who ceases to be an Outside Director for a reason other than death, but dies holding an Option that has not been fully exercised, that Optionee's executor, administrator, heirs, distributees, or transferee, as the case may be, may, at any time within the greater of (x) one year after the date of death or (y) the remainder of the period in which such person could have exercised the Option had the person not died (but in no event under either (x) or (y) after the Option has expired under the provisions of Section 6(g)(ii)), exercise the Option with respect to any shares as to which the decedent could have exercised the Option at the time of death.

                 Each reference to "transferee" is operable if the Option
            Agreement specifically permits a transfer of the Option, as provided in Section 6(e).

           (i) If any Option is exercised by the executor, administrator, heirs, or distributees of the estate of a deceased Optionee, or a person purporting to be the transferee of the Optionee, the Company shall be under no obligation to issue stock thereunder unless and until the Company is satisfied that the person or persons exercising the Option are the duly appointed legal representatives of the deceased Optionee's estate or the proper heirs or distributees thereof, or the actual transferee of the Option.

           (j) No further vesting of these exercise rights shall occur under
      Section 6(f) after an Optionee ceases to be an Outside Director.

      SECTION 7. EFFECT OF CERTAIN TRANSACTIONS. The number of shares of Common Stock reserved for the Plan, the maximum number of shares of Common Stock an Optionee may

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purchase pursuant to an outstanding Option, and the determination of the exercise price of an outstanding Option shall be appropriately adjusted by the Committee, whose determination shall be conclusive, to reflect any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, a consolidation or shares, the payment of a stock dividend, or any other capital adjustment affecting the number of issued shares of Common Stock. In the event that the outstanding shares of Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or another corporation, whether through reorganization, recapitalization, merger, consolidation, of otherwise, then there shall be substituted for each share of Common Stock reserved for issuance under the Plan, but not yet purchased by Optionees, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged.

     SECTION 8. TERMINATING EVENTS. Not less than thirty (30) nor more than sixty (60) days prior to a Terminating Event, the Committee or the Board shall notify each Optionee of a pending Terminating Event. At any time during a period of thirty (30) days following delivery of such notice, an Optionee may, notwithstanding the vesting provisions of Section 6 (f) exercise an Option in whole or in part in accordance with the exercise provisions of the remainder of
Section 6. Upon the date thirty (30) days after delivery of said notice, any Option or portion thereof not exercised shall terminate, and upon the effective date of the Terminating Event, the Plan shall terminate, unless provision is made in connection with the Terminating Event for assumption of Options previously granted, or substitution for such Options of new options covering stock of a successor employer corporation, or a parent or subsidiary corporation thereof, with appropriate adjustments as to number and kind of shares and prices. If a Terminating Event for which notice is given does not occur within 90 days after the date specified in the notice, a new notice must be given and a new exercise period given in accordance with this Section 8.

     SECTION 9. AMENDMENT OF PLAN. The Company expressly reserves the right, at any time and from time to time, to amend in whole or in part any of the terms and provisions of the Plan and any or all Options to the extent permitted by law for whatever reason(s) the Company may deem appropriate; provided, however, no amendment may be effective, without the approval of the shareholders of the Company, if approval of such amendment is required in order that transactions in Company securities under the Plan be exempt from the operation of Section 16(b) of the Securities Exchange Act of 1934.

     SECTION 10. TERMINATION. The Company reserves the right to, at any time, suspend or terminate the Plan and any Option Agreement to the extent permitted by law, for whatever reason(s) the Company may deem appropriate, including, without limitation, suspension or termination as to any Subsidiary. In any event, the Plan shall terminate ten years from the Effective Date.


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     SECTION 11. MISCELLANEOUS PROVISIONS.

           (a) Except as expressly provided for in the Plan, no Outside Director or other person shall have any claim or right to be granted an Option. Neither the Plan nor any action taken hereunder shall be construed as giving any Outside Director any right to be retained in the service of the Company.

           (b) An Optionee's right and interest under the Plan may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise, including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy, or in any other manner, and no such right or interest of any Optionee shall be subject to any obligation or liability of such Optionee. An Optionee's right and interest in a granted Option may be transferred to the extent prescribed by the terms of the Option, as described in Section 6(e), and, in the event of an Optionee's death, by will or by the laws of descent and distribution, unless prohibited by the terms of the Option or this Plan.

           (c) No Common Stock shares shall be issued hereunder unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, and other securities laws and regulations.

           (d) It shall be a condition to the obligation of the Company to issue Common Stock shares upon exercise of an Option, that the Optionee (or any beneficiary or person entitled to act under Section 6(h)) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state, local income or other taxes. If the amount requested is not paid, the Company may refuse to issue Common Stock shares. With the approval of the Committee, shares of Common Stock may be deducted from the distribution to the Optionee to satisfy the obligation in full or in part as long as such withholding of shares does not violate any applicable laws, rules, or regulations of federal, state, or local authorities. The number of shares to be deducted shall be determined by reference to the Fair Market Value of such shares on the applicable date (the "given" date of Section 2(h)).

           (e) The expenses of the Plan shall be borne by the Company.

           (f) The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of shares upon exercise of any Option under the Plan and issuance of shares upon exercise of Options shall be subordinate to the claims of the Company's general creditors.

           (g) By accepting any Option or other benefit under the Plan, each Optionee and each person claiming under or through such person shall be conclusively deemed to

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      have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company or the Board.

           (h) All section references herein refer to sections of this Plan unless specifically noted otherwise.

           (i) Any notice or other communication provided for herein shall be given in writing by registered or certified mail, return receipt requested, or by facsimile, telecopy, or other means of electronic communication, reasonably calculated in any instance to be received by the receiving party or his or its authorized agent at the receiving party's last-known address. The notice or communication shall be deemed as delivered when it arrives at such address.

           (j) It is the intent of the Company that the Plan and Options hereunder satisfy and be interpreted in a manner, that, in the case of Optionees, satisfies the applicable requirements of Rule 16b-3, so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 and will not be subjected to avoidable liability thereunder. If any provision of the Plan or of any Option Agreement would otherwise frustrate or conflict with the intent expressed in this Section, that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, the provision shall be deemed void as applicable to any person who is subject to Section 16.


     SECTION 12. EFFECTIVENESS OF PLAN. The Plan shall become effective on the Effective Date.



                                     RIDGEVIEW, INC.




                                     By  /s/ Hugh R. Gaither
                                         ------------------------------

                                     Title  President and
                                            Chief Executive Officer
                                            ----------------------------





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